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                                                                    Exhibit 23.2

                        INDEPENDENT ACCOUNTANT'S CONSENT

The Board of Directors
Vermont Financial Services Corp.:

  We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.

                                          /s/ KPMG LLP

Hartford, Connecticut
April 1, 1999